TIDEWATER TIDEWATER
Capital One Southcoast Energy Conference
Capital One Southcoast Energy Conference
December 4,  2007 December 4,  2007
GLOBAL MOMENTUM
GLOBAL MOMENTUM
Dean E. Taylor -
Dean E. Taylor -
Chairman, President & CEO
Chairman, President & CEO
Joseph M. Bennett -
Joseph M. Bennett -
Sr. V.P., Principal Accounting Officer
Sr. V.P., Principal Accounting Officer
and Chief Investor Relations Officer
and Chief Investor Relations Officer
Exhibit 99.1

TIDEWATER TIDEWATER

TIDEWATER
601 Poydras Street, Suite 1900
New Orleans, LA 70130
FORWARD-LOOKING STATEMENTS
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995,
the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in any way anticipated or projected by the
Company, involve many risks and uncertainties. Among those risks and uncertainties, many of which are beyond the control of the Company, are: fluctuations in oil and gas prices; the level of fleet additions by competitors and vessel overcapacity; changes in levels of capital spending in domestic and international markets by customers in the energy industry for exploration, development and production; unsettled political conditions, civil unrest and governmental actions, especially in higher risk countries of operations; changing customer demands for different vessel specifications; acts of terrorism; unsettled political conditions, war, civil unrest and governmental actions, especially in higher risk countries of operations; foreign currency fluctuations; and environmental and labor laws.
Participants should consider all of these risk factors as well as other information contained in the
Company’s form 10-K’s and 10-Q’s.
Phone:
504.568.1010  •
Fax:
504.566.4580  •
Web site address:
www.tdw.com  •
Email:
connect@tdw.com

TIDEWATER TIDEWATER 3 OUR WORKPLACE OUR WORKPLACE

TIDEWATER TIDEWATER

SAFETY RECORD RIVALS
SAFETY RECORD RIVALS
LEADING COMPANIES
LEADING COMPANIES
0.00
0.25
0.50
0.75
1.00
Total Recordable Incident Rates
2001 2002 2003 2004 2005 2006
Calendar Years
TIDEWATER
DOW CHEMICAL
DUPONT
EXXON/MOBIL
BP

TIDEWATER TIDEWATER

TIDEWATER TODAY
TIDEWATER TODAY
Safety record rivals leading companies
Safety record rivals leading companies
International presence driving earnings
International presence driving earnings
Using cash position to grow industry’s largest new fleet
Using cash position to grow industry’s largest new fleet
One of the strongest balance sheets of the OSX
One of the strongest balance sheets of the OSX
Authority to repurchase common shares
Authority to repurchase common shares
One of the highest dividend yields in the OSX
One of the highest dividend yields in the OSX

TIDEWATER TIDEWATER

TIDEWATER TOMORROW
TIDEWATER TOMORROW
Maintain financial strength
Maintain financial strength
Grow international market share
Grow international market share
Renew the fleet in a disciplined way
Renew the fleet in a disciplined way
Push day rates and utilization to grow profits
Push day rates and utilization to grow profits
and cash flow
and cash flow
Generate solid earnings across market cycles
Generate solid earnings across market cycles
Right acquisitions, right price, right time
Right acquisitions, right price, right time

TIDEWATER TIDEWATER

WHY A POSITIVE OUTLOOK?
Favorable commodity pricing
Favorable commodity pricing
E&P spending up (Lehman mid year report up by 12.8%)
E&P spending up (Lehman mid year report up by 12.8%)
Offshore rig count up
Offshore rig count up
New rig construction
New rig construction
Largest new fleet in the industry
Largest new fleet in the industry
International scope of operations
International scope of operations
Continued strong demand in virtually all areas of
Continued strong demand in virtually all areas of
operation
operation

TIDEWATER TIDEWATER

The most internationally diverse company
The most internationally diverse company
in the industry
in the industry
Five decades of international experience
Five decades of international experience
Continuing to grow international market share
Continuing to grow international market share
Improving vessel utilization and dayrates for earnings
Improving vessel utilization and dayrates for earnings
growth
growth
During 9/30/07 quarter, 85% of revenue & 91% of profit
During 9/30/07 quarter, 85% of revenue & 91% of profit
came from International operations (vs. 49% and 41%
came from International operations (vs. 49% and 41%
ten years ago.)
ten years ago.)
International E&P (ex Canada) spending forecast to
International E&P (ex Canada) spending forecast to
increase at a faster rate than overall E&P spending
increase at a faster rate than overall E&P spending
INTERNATIONAL OPERATIONS
INTERNATIONAL OPERATIONS
DRIVING EARNINGS
DRIVING EARNINGS

TIDEWATER TIDEWATER

SUPERIOR OPERATING CAPABILITIES
SUPERIOR OPERATING CAPABILITIES
DRIVE OUR COMPETITIVE ADVANTAGE
DRIVE OUR COMPETITIVE ADVANTAGE
Superior operating performance
Superior operating performance
–
–
Safety-oriented culture
Safety-oriented culture
–
–
Deep knowledge of customer needs
Deep knowledge of customer needs
International scope and relationships
International scope and relationships
–
–
Worldwide market presence (e.g., “our
Worldwide market presence (e.g., “our
people
people
on
on
the
the
ground”
ground”
in
in
every
every
market)
market)
–
– Long-term relationships with major operators
Long-term relationships with major operators
(NOC’s, IOC’s and independents)
(NOC’s, IOC’s and independents)
Attractive fleet
Attractive fleet
–
–
Most new vessels in industry
Most new vessels in industry
–
–
Wide range of equipment types
Wide range of equipment types
Cost efficient management
Cost efficient management
–
–
“Lean”
“Lean”
mentality applied to operations and
mentality applied to operations and
overhead
overhead
–
–
Aggressive construction cost management
Aggressive construction cost management

TIDEWATER TIDEWATER

TIDEWATER 1997
Vessel Count By Region
57% International       43% Domestic
North
America
243 (43%)
Central/South
America
84 (15%)
West
Africa
125 (22%)
Europe/M.E.
75 (14%)
Far East
32 (6%)
A LOOK BACK

TIDEWATER TIDEWATER

88% International       12% Domestic
Active Vessel Count By Region
(excludes stacked vessels)
TIDEWATER TODAY
INTERNATIONAL OPERATIONS
DRIVING EARNINGS
North
America
43 (12%)
Central/South
America
101 (28%)
West
Africa
139 (38%)
Far East
46 (12%)
Europe/M.E.
38 (10%)

TIDEWATER TIDEWATER

INTERNATIONAL VESSEL
INTERNATIONAL VESSEL
DAYRATES
DAYRATES
0%
10%
20%
30%
40%
50%
Fiscal 2005 Fiscal 2006 Fiscal 2007
Total Growth Percentage
Total Growth Percentage
From FY’
From FY’
04 through 9/30/07 –
04 through 9/30/07 –
Total Growth 64%
Total Growth 64%

TIDEWATER TIDEWATER

USING CASH POSITION TO GROW
USING CASH POSITION TO GROW
INDUSTRY’S LARGEST NEW FLEET
INDUSTRY’S LARGEST NEW FLEET
Estimated annual commitment of $300-$500
Estimated annual commitment of $300-$500
million to continue fleet renewal
million to continue fleet renewal
Expected to be funded through internal
Expected to be funded through internal
cash flow generation
cash flow generation
CapEx
CapEx
of $235 million in Fiscal 2007 and $216
of $235 million in Fiscal 2007 and $216
million in six months ended 9/30/07
million in six months ended 9/30/07
Prudent approach to expansion/acquisition
Prudent approach to expansion/acquisition
opportunities
opportunities
We Continuously Strive for a Balance Between
We Continuously Strive for a Balance Between
Performance, Growth and Financial Strength
Performance, Growth and Financial Strength

TIDEWATER TIDEWATER

LARGEST NEW FLEET
LARGEST NEW FLEET
IN THE INDUSTRY
IN THE INDUSTRY
$1,011m
$1,011m
60
60
PSV’s
PSV’s
$2,369m
$2,369m
(2) (2)
179
179
TOTALS:
TOTALS:
(1) (1)
$267m
$267m
61
61
Crewboats
Crewboats
& Tugs
& Tugs
$1,091m
$1,091m
58
58
AHTS
AHTS
Cost
Cost
Vessel Count
Vessel Count
(1) Includes vessels added to the fleet financed by bareboat charter.
(2) $1,713m funded to date.
*Excludes ENSCO fleet acquisition effected April 1, 2003.
Vessel Commitments Jan. ’00 –
Vessel Commitments Jan. ’00 –
September ’07
September ’07
Maintaining a Disciplined Approach to the
Maintaining a Disciplined Approach to the
Renewal of our Fleet is our First Priority
Renewal of our Fleet is our First Priority

TIDEWATER TIDEWATER

LARGEST NEW FLEET IN THE
LARGEST NEW FLEET IN THE
INDUSTRY …
INDUSTRY …
AND COUNTING
AND COUNTING
Our approach to managing construction
Our approach to managing construction
50
50
Total
Total
19
19
PSV
PSV
9
9
Crew and Tug
Crew and Tug
22
22
AHTS
AHTS
Count
Count
Vessels Under Construction
Vessels Under Construction
As of September 30, 2007 As of September 30, 2007
Building vessels
Building vessels
worldwide at 15
worldwide at 15
different yards
different yards
Continuing due
Continuing due
diligence on new and
diligence on new and
existing yards
existing yards
Utilizing Tidewater
Utilizing Tidewater
construction
construction
superintendents to
superintendents to
supervise on site
supervise on site
Effectively Utilizing Our Strong Cash Position
Effectively Utilizing Our Strong Cash Position
to Grow the Industry’s Largest New Fleet
to Grow the Industry’s Largest New Fleet

TIDEWATER TIDEWATER 16 GLOBAL VESSEL CONSTRUCTION GLOBAL VESSEL CONSTRUCTION Where our 50 vessels are being built Where our 50 vessels are being built 7 7 2 2 14 14 14 14 4 4 9 9

TIDEWATER TIDEWATER
FUTURE VESSEL DELIVERIES
FUTURE VESSEL DELIVERIES
8 delivered
8 delivered
In FY2007
In FY2007
21 in FY2008
21 in FY2008
(8 already delivered) (8 already delivered)
18 in FY2009
18 in FY2009
18 in FY2010
18 in FY2010
and
and
1 in FY2011
1 in FY2011

TIDEWATER TIDEWATER

Fiscal 2007
Profit
Contribution
Average
Age
Vessel
Count
Profit
Contribution
Average
Age
Vessel
Count
48% 5 105 0% -- 0
Vessels built
or acquired
since
January 2000
52% 25 321 100% 19 509
Vessels built
prior to
January 2000
Fiscal 2000
LARGEST NEW FLEET
LARGEST NEW FLEET
IN THE INDUSTRY
IN THE INDUSTRY
Fleet Age and Profit Contribution
Fleet Age and Profit Contribution
Approximately
Approximately
53% of Current Vessel Profitability is
53% of Current Vessel Profitability is
Generated by New Vessels
Generated by New Vessels
* New vessel contribution for Fiscal 2005 was 30%.

TIDEWATER TIDEWATER

0
100
200
300
400
Active Fleet Disposition
* Net vessels added to the fleet since January 2000, including 50 vessels under construction at 9/30/07.
* Since 4/01/05, 28 vessels have been scrapped and 107 have been sold.
* Total fleet count excludes 51 stacked vessels.
Out With the Old –
Out With the Old –
In With the New
In With the New
LARGEST NEW FLEET IN
LARGEST NEW FLEET IN
THE INDUSTRY
THE INDUSTRY
(as of 9/30/07)
(as of 9/30/07)
417
417
384
384
165 New Vessels
165 New Vessels
71 Scrapped
71 Scrapped
313 Sold
313 Sold

TIDEWATER TIDEWATER

VESSEL ACQUISITION ALTERNATIVES
Buy Existing
Construct New Buy Fleet
(e.g., Buy Company)
Considerations:
Usually one-off
purchases, often to
match specific client
needs
Immediate delivery
Entry price at “full”
market rate
May limit overall
capacity
Considerations:
Built to Tidewater
quality standards
18 + months to delivery
Potential shipyard
backlog
Contract terms (e.g.,
fixed price, LDs, etc.)
Resource requirements
to oversee construction
Considerations:
Quality of equipment
Existing contracts
Potential synergies
Potential divestiture of
non core assets
Potential premium
Execution risk
Value creation potential
vs. alternatives

TIDEWATER TIDEWATER

CONSIDERATIONS IN DESIGNING
OUR “OPTIMAL” VESSEL MIX
Vessel Type
Custom/
Specialized
Standardized
Specifications
Small
Ultra big
Operating Capabilities
Renew
existing
Expand to
niche
markets
End Users
Drilling,
production
Subsea, main-
tenance, LNG
etc.
Supply/Demand
Cycle timers
Invest
across
cycle
TDW*
*Arrows are illustrative of Tidewater’s current views; they should not be interpreted as excluding other points on the continuums in the future.

TIDEWATER TIDEWATER

ONE OF THE STRONGEST
BALANCE SHEETS OF THE OSX
$1,910 $1,883 Stockholders’ Equity
$300 $300 Long-term Debt*
$321            $394 Cash
September 2007 March 2007
Further Proof of Our Discipline and
Sound Business Strategy
(in Millions)
* Excludes $21.9 million at March 2007, and $53.5 million at September 2007, of total capitalized lease obligations.

TIDEWATER TIDEWATER

SELECTED FINANCIAL HIGHLIGHTS
SELECTED FINANCIAL HIGHLIGHTS
Six Months Ended
Six Months Ended
$3.08*
$3.08*
$3.11
$3.11
Earnings Per Share
Earnings Per Share
$175,640*
$175,640*
$174,008
$174,008
Net Earnings
Net Earnings
$216,896
$216,896
$220,471
$220,471
Net Cash from
Net Cash from
Operations
Operations
$128,235
$128,235
$216,453
$216,453
Capital Expenditures
Capital Expenditures
$543,799
$543,799
$624,528
$624,528
Revenues
Revenues
9/30/06
9/30/06
9/30/07
9/30/07
(in Thousands, Except Per Share Data)
(in Thousands, Except Per Share Data)
* Includes $17.2 million ($.31 per common share) gain on sale of 11 offshore tugs in August 2006.

TIDEWATER TIDEWATER

SIGNIFICANT EARNINGS GROWTH
SIGNIFICANT EARNINGS GROWTH
$0
$50
$100
$150
$200
$250
$300
$350
Fiscal 2004 Fiscal 2005 Fiscal 2006
78% Three-Year Compounded
78% Three-Year Compounded
Annual Earnings Growth Rate
Annual Earnings Growth Rate
$59M
$59M
$101M
$101M
$193M
$193M
$336M
$336M
** Net earnings in Fiscal 2004 is exclusive of the $17.2 million after tax impairment charge. Net earnings in Fiscal 2006 is exclusive of the $42.8 million after tax gain from the sale of six KMAR vessels.
Net earnings in Fiscal 2007 is exclusive of $20.8 million of after tax gains from the sale of 14 offshore tugs.
Fiscal 2007

TIDEWATER TIDEWATER

ABILITY TO GENERATE SOLID
EARNINGS ACROSS MARKET CYCLES
Fiscal
20
30%
95
$1.78
2005
19
24%
66
$.73
2004
19
–
–
$1.37
2000
20
48%
109
$5.94
(5)
2007
128 101 Active New Vessels
(2)
$6.30
(1)
$3.33
(4)
E.P.S
? 44%
New Vessel Profit
Contribution
19 20
Fleet Average Age
(years)
(3)
2008 2006
(1) First Call consensus estimates as of November 5, 2007, which is being provided for information purposes only.
Tidewater does not endorse these estimates and takes no responsibility for any updating of this information in the future.
Tidewater does not provide guidance on future earnings performance.
(2) Vessels built or acquired after 1-1-2000 inclusive of newbuilds committed to as of September 30, 2007.
Does not include an additional 37 vessels committed for delivery in Fiscal 2009 - 2011.
(3) Includes committed newbuilds with no assumed fleet retirements.
(4) Excludes $42.8 million after tax gain ($.74 per share) on sale of 6 KMAR AHTS vessels.
(5) Excludes $20.8 million after tax gain ($.37 per share) on sale of 14 offshore tugs.

TIDEWATER TIDEWATER

SHARE REPURCHASE PROGRAM
SHARE REPURCHASE PROGRAM
Authority to repurchase up to $200 million in
Authority to repurchase up to $200 million in
common stock
common stock
Continue to purchase shares on an
Continue to purchase shares on an
opportunistic basis
opportunistic basis
Repurchased 950,000 shares at an average
Repurchased 950,000 shares at an average
price of $64.27 per share during quarter ended
price of $64.27 per share during quarter ended
9/30/07
9/30/07
Repurchased 2,560,500 shares at an average
Repurchased 2,560,500 shares at an average
price of $60.17 per share during previous
price of $60.17 per share during previous
program completed on 6/30/07
program completed on 6/30/07

TIDEWATER TIDEWATER

2.0%
1.5%
1.0%
0.5%
0.0%
Global
Santa Fe
Tidewater
Tidewater
1.2%
1.1%
1.0%
1.1%
Rowan Halliburton
0.8% 0.8%
0.7% 0.7%
0.3%
Schlumberger
BJ Services
Smith
International
Baker
Hughes
Noble
Corp
ONE OF THE  HIGHEST DIVIDEND
ONE OF THE  HIGHEST DIVIDEND
YIELDS IN THE OSX
YIELDS IN THE OSX
(as of November 19, 2007)
(as of November 19, 2007)

TIDEWATER TIDEWATER

STRATEGIES ARE PURSUED TO
SUPPORT LONG-TERM GOALS
Renew
Fleet
Maintain Financial
Strength
Deliver
Results
Consistently distribute cash to owners
through dividends and repurchases
Distribution
Consider cycle risk in designing optimal
capital structure; ensure sustainability
through down cycles
Capital
structure
Acquire across the cycle; consider key
factors in designing asset mix
Fleet
renewal
Set term giving consideration to
commodity cycle, competitors and
obsolescence
Contracting
Build on core competencies and existing
relationships; pursue new initiatives with
informed discipline
Growth
Pursue when value creation potential
exceeds stand alone case
Conceptual Approach
M&A
Strategic
Initiatives
“Consistent Goals & Objectives
Over Last Several Years”

TIDEWATER TIDEWATER
Capital One Southcoast Energy Conference
Capital One Southcoast Energy Conference
December 4,  2007 December 4,  2007
GLOBAL MOMENTUM
GLOBAL MOMENTUM
Dean E. Taylor -
Dean E. Taylor -
Chairman, President & CEO
Chairman, President & CEO
Joseph M. Bennett -
Joseph M. Bennett -
Sr. V.P., Principal Accounting Officer
Sr. V.P., Principal Accounting Officer
and Chief Investor Relations Officer
and Chief Investor Relations Officer

TIDEWATER TIDEWATER 30 APPENDIX APPENDIX

TIDEWATER TIDEWATER

INTERNATIONAL VESSELS
INTERNATIONAL VESSELS
Dayrates and Utilization
Dayrates and Utilization
$100 change in dayrate = $10.3M in revenue
1% change in utilization = $12.9M in revenue
40%
50%
60%
70%
80%
90%
9/04 12/04 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07 6/07 9/07
$4,000
$4,500
$5,000
$5,500
$6,000
$6,500
$7,000
$7,500
$8,000
$8,500
$9,000
$9,500
$10,000
* Dayrate and utilization information is for all classes of vessels operating international.

TIDEWATER TIDEWATER

$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
$11,000
$12,000
$13,000
$14,000
$15,000
9/04 12/04 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07 6/07 9/07
Remaining Vessels
New Vessels
INTERNATIONAL VESSELS
INTERNATIONAL VESSELS
DAYRATES
DAYRATES
* Dayrate information is for all classes of vessels operating international.

TIDEWATER TIDEWATER

DOMESTIC VESSEL DAYRATES
DOMESTIC VESSEL DAYRATES
0%
20%
40%
60%
80%
100%
120%
140%
Fiscal 2005 Fiscal 2006 Fiscal 2007
Total Growth Percentage
Total Growth Percentage
125% Total Growth since FY’04
125% Total Growth since FY’04

TIDEWATER TIDEWATER

DOMESTIC VESSELS
DOMESTIC VESSELS
Dayrates and Utilization
Dayrates and Utilization
$100 change in dayrate = $1.4M in revenue
1% change in utilization = $2.5M in revenue
20%
30%
40%
50%
60%
70%
80%
9/04 12/04 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07 6/07 9/07
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
$11,000
$12,000
$13,000
$14,000
* Dayrate and utilization information is for all classes of vessels operating in the U.S.

TIDEWATER TIDEWATER

$3,000
$5,000
$7,000
$9,000
$11,000
$13,000
$15,000
9/04 12/04 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07 6/07 9/07
Remaining Vessels
New Vessels
DOMESTIC VESSEL DAYRATES
DOMESTIC VESSEL DAYRATES
* Dayrate information is for all classes of vessels operating in the U.S.